American Century Strategic Asset Allocations, Inc. Statement of Additional Information Supplement
Supplement dated February 16, 2018 ■ Statement of Additional Information dated April 10, 2017

The following entry is added for John Donner in the Accounts Managed table on page 43 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
John Donner	Number of Accounts	19	36	1
	Assets	$26.7 billion(1)	$8.7 billion	$8.5 million

[1]	Includes $56.3 million in Multi-Asset Income. Information is provided as of February 14, 2018.

The following entry is added to Multi-Asset Income in the Ownership of Securities table on page 45 of the Statement of Additional Information. Information is provided as of February 14, 2018.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
John Donner	A

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